                                                                    Exhibit 32.1

The following certification is furnished as provided by Rule 13a-14(b)
promulgated under the Securities Act of 1934 and Item 601(b)(32)(ii) of
Regulation 5-K.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Home Properties, Inc. (the "Company")
on Form 10-Q for the  quarterly  period ended March 31, 2004,  as filed with the
Securities and Exchange Commission on May 10, 2004 (the "Report"),  I, Edward J.
Pettinella,  President  and Chief  Executive  Officer of the  Company,  certify, pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934, as amended; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Edward J. Pettinella
                                         ---------------------------------------
                                         Edward J. Pettinella
                                         President and Chief Executive Officer
                                         May 10, 2004

A signed original of this written statement required by Section 906 has been provided to Home Properties, Inc. and will be retained by Home Properties, Inc.
and furnished to the Securities and Exchange Commission or its staff upon request.